Exhibit 10.12

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request.

FROM: [ILLEGIBLE]	PHONE NO. : 00442076811314	13 DEC. 2006 01: 58 PM P1

AMENDMENT

This is an amendment to the Research, Development and License Agreement (“R&L AGREEMENT”) entered into on August 15, 2005, by and between Lipoxen Technologies Limited, a company registered in England and Wales with company number 03401495 and having its registered office at Suite 303, Hamilton House, Mabledon Place, London WC1H 9BB (“LIPOXEN”); Baxter Healthcare SA (“BHSA”), a corporation organized and existing under the laws of Switzerland, and Baxter Healthcare Corporation (“BHC”) having its principal place of business at One Baxter Parkway, Deerfield, Illinois 60015 (BNSA and BHC collectively referred to as “BAXTER”).

WHEREAS, LIPOXEN has requested BAXTER to make its election to continue with the collaboration pursuant to the terms of Article 2.3 of the R&L AGREEMENT before the ACCEPTANCE DATE (as defined in the R&L AGREEMENT), and specifically by December 13, 2006;

WHEREAS, BAXTER has agreed to make such an alection provided that the R&L AGREEMENT is amended and modified as provided below:

ACCORDINGLY, BAXTER and LIPOXEN agree to the following amendments and modifications of the R&L AGREEMENT:

1.	Replace Article 2.1 with the following:

“In General BAXTER shall provide LIPOXEN [***] or other THERAPEUTIC AGENTS to use developing DELIVERY AGENTS and POTENTIAL PRODUCTS to be utilized by BAXTER in its research and development activities to [***] other THERAPEUTIC AGENT. BAXTER shall as soon as possible after the EFFECTIVE DATE provide all of the BAXTER KNOW-HOW to LIPOXEN. At BAXTER’s sole discreation BAXTER may or may not provide to LIPOXEN data compiled by BAXTER in [***] other THERAPEUTIC AGENTS, including data relating to the [***] (and protocols on the various techniques used), [***] stability data (including native proteins) and publications (patent and research papers).”

FROM : [ILLEGIBLE]	PHONE NO. : 00442076811314	13 DEC. 2006 01 : 59 PM P2

2.	Add the following definition 1.75:

“THIRD PARTY PRODUCT” means a product brought to the market by a third party which contains a THERAPEUTIC AGENT [***], and, (i) which product competes with a COMMERCIAL PRODUCT and (ii) which product does not infringe a VALID PATENT CLAIM.

3.	Amend Article 8.3 by adding the statement, “and the term for paying such royalty shall be reduced to five (5) years after – reduced by [***] –, and add the following paragraph between the first and second paragraphs:

“The ROYALTY RATE shall be reduced by [***] in respect of COMMERCIAL PRODUCTS sold or supplied in a country where there exists a THIRD PARTY PRODUCT. In the event LIPOXEN and BAXTER disagree as to whether such THIRD PARTY PRODUCT infringes a VALID PATENT CLAIM, thenBaxter shall deposit any amount owed LIPOXEN exceeding the ROYALTY RATE reducte by [***] into an interest bearing account when and if LIPOXEN elects to bring an action against such THIRD PARTY PRODUCT asserting that such THIRD PARTY PRODUCT infringes a VALID PATENT CLAIM. In the event LIPOXEN succeeds in such action then BAXTER agrees to turn over the sums in which royalty bearing account to LIPOXEN, which sums LIPOXEN agrees shall constitute the full amount owed by BAXTER.

4.	Amend Article 8.4 by adding the following sentence:

“In the event a THIRD PARTY PRODUCT is sold or supplied in a country in which a COMMERCIAL PRODUCT is sold or supplied then BAXTER’s obligation to pay royalties shall expire [***] after the FIRST COMMERCIAL SALE. In the event LIPOXEN and BAXTER disagree as to whether such THIRD PARTY PRODUCT infringes a VALID PATENT CLAIM, then BAXTER shall deposit any amount which would be owed LIPOXEN beyond such [***] into an interest bearing account when and if LIPOXEN elects to bring an action against such THIRD

FROM : [ILLEGIBLE]	PHONE NO. : 00442076811314	13 DEC. 2006 01 : 59 PM P3

PARTY PRODUCT asserting that such THIRD PARTY PATENT infringes a VALID PATENT CLAIM. In the event LIPOXEN succeeds in such action then BAXTER agrees to turn over the sums in such royalty bearing account to LIPOXEN, which LIPOXEN agrees shall constitute the full amount owed by BAXTER. All capitalized terms used herein which are not specifically defined in this Amendment shall have the meaning set forth in the R&L AGREEMENT.

5.	The remaining terms of the R&L AGREEMENT shall remain in full force and effect.

6.	This Amendment may be executed in more than one counterpart, each of which constitutes an original and all of which together shall constitute one enforceable agreement. For purposes of this Amendment and any other document required to be delivered pursuant to this Amendment, facsimilies of signatures shall be deemed to be original signatures. In addition, if any one of the PARTIES sign facsimile copies of this Amendment, such copies shall be deemed originals

IN WITNESS WHEREOF, the PARTIES hereto have caused their authorized representatives to execute this Amendment by signing below:

Signed:
For and on behalf of:	For and on behalf of:
Lipoxen	Baxter Healthcare Corporation

Signature	/s/ M. Scott Maguire	Signature	/s/ Joy A. Amundson
Name:	M. Scott Maguire	Name:	Joy A. Amundson
Title:	CEO	Title:	Corporate Vice President, President BioScience
Signed:

For and on behalf of:
BAXTER HEALTHCARE SA

Signature	/s/ F. de Freine	/s/ Rebecca Binggeli
Name:	F. de Freine	Rebecca Binggeli
Title:	Finance Director Baxter Healthcare SA	Director of Tax, Europe Baxter Healthcare SA

Dec. 13, 2006